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                                                                   Exhibit 10.13

                                                            [AT&T WIRELESS LOGO]

AT&T WIRELESS SERVICES, INC. 2001 LONG TERM INCENTIVE PLAN
EXECUTIVE NONSTATUTORY STOCK OPTION AGREEMENT AND TERMS AND CONDITIONS (Capitalized terms not otherwise defined in this Option Agreement have the same meanings as in the Plan.)

Pursuant to the AT&T WIRELESS SERVICES, INC. 2001 LONG TERM INCENTIVE PLAN (the "Plan"), you have been granted an option (the "Option") to purchase Shares of AT&T Wireless common stock from AT&T Wireless Services, Inc. ("AT&T Wireless") at the per Share price indicated in this Option Agreement. The Option is subject to the terms and conditions of the Plan, and to the additional terms and conditions set forth in this Option Agreement.

Jane Doe                                        OPTIONEE ID            XXXXXXXXX
Address Line 1              SOCIAL SECURITY NUMBER (US ONLY)         xxx-xx-xxxx
Address Line 2                                      PLAN ID
Address Line 3
Address Line 4
City, State, Zip

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                         GRANT DATE   Month/Date/Year
                        GRANT PRICE   $xx.xxxx
           NUMBER OF SHARES GRANTED   X,xxx
              GRANT EXPIRATION DATE   Month/Date/Year
                                      (This "Grant Expiration Date" is generally
                                      ten years from the grant date and is the
                                      date upon which the Option expires unless
                                      it sooner terminates upon certain
                                      terminations of your employment as
                                      provided in this Option Agreement.)
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              GRANT VESTING DATE(S)   Six Months After
(date optionee can first exercise a   Grant Date                             25%
             portion of the Option)
                                      At the End of Each
                                      Quarter Thereafter                   6.25%

        SHARES AVAILABLE ON VESTING   All Shares will be rounded down to the
                            DATE(S)   nearest whole Share, and all rounded
                                      Shares will become exercisable in the
                                      final period.
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TERMINATION PROVISIONS                The Option may vest, expire or be
                                      forfeited on or prior to the Grant
                                      Expiration Date as follows:

                         RETIREMENT   Upon your termination of employment or
                                      services, prior to the Grant Expiration
                                      Date, due to retirement upon attainment of
                                      age and AT&T Wireless net credit service
                                      (as determined by the Committee in its
                                      sole discretion) requirements as follows:

                                      Age AND AT&T Wireless net credit service of
                                      ---     -----------------------------------
                                      55                  10 years

                                      the Option will continue to VEST AND BE
                                      EXERCISABLE UNTIL THE GRANT EXPIRATION
                                      DATE.

                         DISABILITY   Upon your termination of employment or
                                      services, prior to the Grant Expiration
                                      Date, under an AT&T Wireless approved
                                      disability plan (as determined by the
                                      Committee in its sole discretion), the
                                      Option will continue to VEST AND BE
                                      EXERCISABLE UNTIL THE GRANT EXPIRATION
                                      DATE.

                             DEATH    Upon your termination of employment or
                                      services by reason of death, or if you die following a termination of employment or services due to retirement or disability, then your estate or legal representative will have the right to exercise any portion of the Option that is outstanding
                                      (whether or not then exercisable) on the date of your death, UNTIL THE EARLIER OF
                                      36 MONTHS FROM YOUR DATE OF DEATH OR THE
                                      GRANT EXPIRATION DATE.

        REDUCTION IN FORCE OR OTHER   Upon your termination of employment or
                      RESTRUCTURING   services, prior to the Grant Expiration
                                      Date, due to a reorganization or other
                                      organizational change or restructuring of
                                      AT&T Wireless operations that results in
                                      the elimination of your position, the
                                      VESTED PORTION OF THE OPTION AS OF THE
                                      DATE OF YOUR TERMINATION WILL BE
                                      EXERCISABLE UNTIL THE EARLIER OF 36 MONTHS
                                      FROM THE DATE OF YOUR TERMINATION OR THE
                                      GRANT EXPIRATION DATE.

                   LEAVE OF ABSENCE   If you are placed on a military leave or
                                      other approved leave of absence (as
                                      determined by the Committee in its sole
                                      discretion), the Option will continue to
                                      vest and be exercisable under its terms as
                                      if you remained an active employee, unless
                                      the Committee in its sole discretion
                                      determines otherwise.

             ALL OTHER TERMINATIONS   Upon your termination of employment for
                                      any reason other than as described above,
                                      whether voluntary or involuntary, the
                                      Option will be IMMEDIATELY CANCELLED TO
                                      THE EXTENT NOT THEN VESTED AND
                                      EXERCISABLE. ANY PORTION OF THE OPTION
                                      THAT IS VESTED AND EXERCISABLE UPON YOUR
                                      TERMINATION DATE WILL REMAIN EXERCISABLE
                                      UNTIL THE EARLIER OF THE NINETIETH DAY
                                      AFTER THE DATE OF TERMINATION OR THE GRANT
                                      EXPIRATION DATE, unless the Committee in
                                      its sole discretion determines otherwise.
                                      It is your responsibility to be aware of
                                      the date on which the Option terminates.
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
              TRANSFER BETWEEN AT&T   This will not be considered a termination
       WIRELESS AND AN AFFILIATE OR   of your employment.
                         VICE VERSA

                DISCHARGE FOR CAUSE   Upon your termination of employment or
                                      services for Cause, or if the Committee
                                      determines that you engaged in misconduct
                                      in connection with your employment or
                                      services, the Option will be immediately
                                      cancelled.

                        COMPETITION   The Option will be forfeited and cancelled
                                      if, without the consent of AT&T Wireless,
                                      while employed by or providing services to
                                      AT&T Wireless or after termination of such
                                      employment or services, you establish a
                                      relationship with a competitor of AT&T
                                      Wireless or engage in activity which is in
                                      conflict with or adverse to the interest
                                      of AT&T Wireless, as determined in
                                      accordance with AT&T Wireless
                                      Noncompetition Guidelines.

                  CHANGE IN CONTROL   Pursuant to the authority granted to the
                                      Committee under Section 11(a) of the Plan,
                                      if the Option continues after a Change in
                                      Control, the Option, including any option
                                      that results from the assumption of or
                                      substitution for the Option in connection
                                      with the Change in Control, will not
                                      become fully vested and exercisable as of
                                      the date a Change in Control is determined
                                      to have occurred; provided, however, that
                                      such Option will become fully vested and
                                      exercisable if, within two years of the
                                      Change in Control, your employment is
                                      terminated by AT&T Wireless or a successor
                                      company without Cause or if you terminate
                                      your employment for Good Reason.

                                      For purposes of this Option Agreement,
                                      "Cause" means the first occurrence of any of the following:

                                      (1)   Your conviction (including a plea of
                                            guilty or nolo contendere) of a
                                            felony involving theft or moral
                                            turpitude or relating to the
                                            business of AT&T Wireless or a
                                            successor company, other than a
                                            felony predicated on your vicarious
                                            liability.

                                      (2)   Your willful and continued failure
                                            to perform substantially your duties
                                            with AT&T Wireless or a successor
                                            company (other than any such failure
                                            resulting from incapacity due to
                                            mental or physical illness or
                                            injury).

                                      (3)   Your illegal conduct or gross
                                            misconduct that is materially and
                                            demonstrably injurious to AT&T
                                            Wireless or a successor company.

                                      (4)   Any conduct that would constitute a
                                            material violation of the standards
                                            set forth in any severance plan or
                                            program then in effect applicable to
                                            you, including, but not limited to,
                                            any material failure to devote all
                                            of your productive time, ability,
                                            attention and effort to the business
                                            and affairs of AT&T Wireless or a
                                            successor company and to the
                                            discharge of the responsibilities
                                            assigned to you, and to use your
                                            best efforts to perform faithfully
                                            and efficiently in such
                                            responsibilities.

                                      For purposes of this Option Agreement,
                                      "Good Reason" means the occurrence of any of the following events following a Change in Control, without your prior written consent, which is not cured by AT&T
                                      Wireless or a successor company within 20 days of your giving AT&T Wireless or a successor company written notice thereof and which results in your termination of employment within 90 days of such event:

                                      (1)   A reduction of at least 5% below
                                            your Required Compensation in your
                                            base salary or your target annual
                                            incentive bonus percentage.

                                      (2)   A reduction of at least 5% below
                                            your Required Compensation in the
                                            targeted value of your stock
                                            options, restricted stock units,
                                            restricted stock, performance shares
                                            and/or other equity incentive
                                            awards.

                                      (3)   A discontinuance of benefits
                                            provided to you under pension,
                                            welfare and fringe benefit plans,
                                            programs, policies and agreements
                                            that, in the aggregate, reduces the
                                            actuarial equivalent value of such
                                            benefits by at least 5%.

                                      (4)   A change in your work location that
                                            adds more than 50 miles to your
                                            daily round-trip commute as of the
                                            Change in Control.

                                      (5)   A substantial and adverse change in,
                                            or a substantial reduction of, your
                                            duties and responsibilities or a
                                            substantial diminution of your
                                            authority following the Change in
                                            Control including, but not limited
                                            to, (a) a change in duties or
                                            responsibilities or a diminution of
                                            authority that is the result of your
                                            ceasing to be an employee of an
                                            entity that is at least 55%
                                            publicly-traded (based on the then
                                            outstanding shares of common stock
                                            of AT&T Wireless or a successor
                                            company and the combined voting
                                            power of the then outstanding voting
                                            securities of AT&T Wireless or a
                                            successor company entitled to vote
                                            generally in the election of
                                            directors) or your becoming an
                                            employee of a subsidiary of AT&T
                                            Wireless or a successor company or
                                            (b) an adverse change in your
                                            reporting relationship with respect
                                            to the Chairman, Chief Executive
                                            Officer or President of AT&T
                                            Wireless or a successor company;
                                            provided, however, that there will
                                            not be a demotion for purposes of
                                            this paragraph based on isolated or
                                            inadvertent action which is remedied
                                            by AT&T Wireless or a successor
                                            company promptly after receipt of
                                            notice thereof from you.

                                      For purposes of this Option Agreement,
                                      "Required Compensation" means:

                                      (1)   The higher of (a) your base salary
                                            and target annual incentive bonus
                                            percentage in effect immediately
                                            prior to the Change in Control and
                                            (ii) your highest base salary and
                                            target annual incentive bonus
                                            percentage in effect any time
                                            thereafter; and

                                      (2)   The higher of (a) the aggregate
                                            targeted value of stock options,
                                            restricted stock units, restricted
                                            stock, performance shares and/or
                                            other equity incentive awards made
                                            available to officers in positions
                                            that are similarly situated to yours
                                            immediately prior to the Change in
                                            Control and (ii) the highest
                                            aggregate targeted value of stock
                                            options, restricted stock units,
                                            restricted stock, performance shares
                                            and/or other equity incentive awards
                                            made available to officers in
                                            positions that are similarly
                                            situated to yours at any time
                                            thereafter.
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
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                   EXERCISE PROCESS   The Option or any portion thereof (which
                                      number will be at least 50 or the number
                                      of Shares that may then be exercised under
                                      the Option, whichever is less) may be
                                      exercised only upon payment of the
                                      exercise price thereof in full, and in
                                      accordance with procedures established by
                                      the AT&T Wireless Board or the Committee.
                                      Payment must be made in any combination of
                                      (a) cash; (b) Shares of AT&T Wireless
                                      common stock having a Fair Market Value,
                                      as determined in accordance with
                                      procedures established by the Committee,
                                      on the date of exercise equal to the
                                      aggregate exercise price of the Shares as
                                      to which the Option is being exercised;
                                      provided, however, that, unless otherwise
                                      determined by the Committee, any Shares
                                      surrendered as payment must have been
                                      owned by you at least six months prior to
                                      the date of exercise; or (c) to the extent
                                      permitted by law, by a broker-assisted
                                      cashless exercise. Exercise of the Option
                                      will take effect on the date the notice of
                                      exercise, in good order, and payment of
                                      the exercise price and applicable tax
                                      withholdings are actually received in
                                      accordance with the procedures established
                                      by the AT&T Wireless Board or the
                                      Committee.

                 DELIVERY OF SHARES   Within a reasonable period after the
                                      Option is exercised, AT&T Wireless will
                                      deliver to you or your legal
                                      representative a statement reflecting
                                      ownership of Shares in the form of book
                                      entry or certificates for the number of
                                      Shares with respect to which you exercised
                                      the Option. Neither you nor your legal
                                      representative will be, or have any of the
                                      rights and privileges of, a stockholder of
                                      AT&T Wireless in respect of any Shares
                                      purchasable upon the exercise of the
                                      Option, in whole or in part, unless and
                                      until book entry has been made or
                                      certificates have been issued for such
                                      Shares.

                    TRANSFERABILITY   The Option is not transferable by you
                                      otherwise than by will or the laws of
                                      descent and distribution, and during your
                                      lifetime the Option may be exercised only
                                      by you or your guardian or legal
                                      representative.

                        BENEFICIARY   You may, in accordance with procedures
                                      established by the Committee, designate
                                      one or more beneficiaries to receive all
                                      or part of the Option in case of your
                                      death, and you may change or revoke such
                                      designation at any time. In the event of
                                      your death, any portion of the Option that
                                      is subject to such a designation (to the
                                      extent such designation is valid and
                                      enforceable under applicable law) will be
                                      distributed to such beneficiary or
                                      beneficiaries in accordance with this
                                      Option Agreement. Any other portion of the
                                      Option will be distributable to your
                                      estate. If there is any question as to the
                                      legal right of any beneficiary to receive
                                      a distribution hereunder, the Shares in
                                      question may be purchased by and
                                      distributed to your estate, in which event
                                      neither AT&T Wireless nor any Affiliate
                                      will have any further liability to anyone
                                      with respect to such Shares.

                  EMPLOYMENT RIGHTS   Neither the Plan nor this Option Agreement
                                      will be construed as giving you the right
                                      to be retained in the employ or service of
                                      AT&T Wireless or any Affiliate.
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         OTHER CORPORATE PROVISIONS   If AT&T Wireless determines, on advice of
                                      counsel, that the listing, registration or
                                      qualification of the Shares upon any
                                      securities exchange or under any state or
                                      federal law, or the consent or approval of
                                      any governmental or regulatory agency or
                                      authority, is necessary or desirable as a
                                      condition of or in connection with the
                                      exercise of the Option, no portion of the
                                      Option may be exercised until or unless
                                      such listing, registration, qualification,
                                      consent or approval has been effected or
                                      obtained.

                                      Any determination or decisions made or
                                      actions taken arising out of or in
                                      connection with the interpretation and
                                      administration of this Option Agreement
                                      and the Plan by the AT&T Wireless Board or the Committee will be final and conclusive.

                                      This Option Agreement may be amended by
                                      the AT&T Wireless Board or the Committee provided that no such amendment may impair your rights hereunder without your consent.

                                      AT&T Wireless may withhold or require you to pay any applicable withholding or other employment taxes due upon the exercise of the Option. Upon AT&T Wireless's consent, you may elect to satisfy such withholding tax obligations by requesting that AT&T
                                      Wireless withhold Shares otherwise
                                      deliverable upon the exercise of the
                                      Option; provided, however, that the value of such withheld Shares does not exceed the employer's minimum required tax withholding rate.

                                      The validity, construction and effect of this Option Agreement will be determined in accordance with the laws of the State of Washington, without giving effect to principles of conflict of laws, and applicable federal law.

                       PLAN SUMMARY   The plan summary for the Plan is available
                                      for you to view and/or print on AT&T
                                      Wireless's Intranet site at
                                      http://people.entp.attws.com/Pay/
                                      StockOptions/docs/LongTermIncentive
                                      AdjustmentPlan.doc. You may also request a
                                      hard copy of the plan summary by calling
                                      (425) 580-5973.
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By your signature below, you agree that the Option is granted under and governed by the terms of this Option Agreement, the Plan and the AT&T Wireless
Noncompetition Guidelines. By your signature below, you also consent to the receipt of the Plan, the plan summary, the proxy statement and the annual report through AT&T Wireless's Intranet site.

ACCEPTED BY:                                       AT&T WIRELESS SERVICES, INC.

                                                   /s/ Jane Marvin
------------------------      --------------       -----------------------------
Employee                            Date           Jane Marvin

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